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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 4, 1998


                             Cade Industries, Inc.
             (Exact name of registrant as specified in its charter)


        Wisconsin                       0-12808                 39-1371038
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)


2365 Woodlake Drive, Suite 120, Okemos MI                          48864
(Address of principal executive offices)                         (Zip Code)


                                 (517) 347-1333
              (Registrant's telephone number, including area code)

                              ____________________


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ITEM 5  Other Events

     On August 4, 1998, the Board of Directors of Cade Industries, Inc., a Wisconsin corporation, declared a dividend distribution of one common stock purchase right for each outstanding share of common stock, par value $.001, to shareholders of record at the close of business on August 20, 1998. The enclosed press release is incorporated by reference herein.

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
                                 EXHIBIT INDEX

                                                                             Incorporated Herein    Filed
Exhibit No.      Description                                                 By Reference To        Herewith
-----------      -----------                                                 ---------------        --------

4.1              Rights Agreement, dated as of August 4, 1998,                                      x
                 between Cade Industries, Inc. and Firstar
                 Trust Company, as Right Agent.

4.2              Form of Rights Certificate (attached as                                            x
                 Exhibit A to the Rights Agreement filed as Exhibit 4.1).

99.1             Form of Letter to Shareholders announcing                                          x
                 adoption of the Rights Agreement (attached as
                 Exhibit B to the Rights Agreement filed as Exhibit 4.1).

99.2             Press Release, dated August 4, 1998.                                               x

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                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CADE INDUSTRIES, INC.



                              By: /S/ Edward B. Stephens
                                 -----------------------
                                  Edward B. Stephens
                                  Vice President and Chief Financial Officer

Date: August 7, 1998.

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